UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________
FORM 8-K/A

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 1, 2008
_______________

NITCHES, INC.

(Exact name of registrant as specified in its charter)

California	0-13851	95-2848021
(State or other jurisdiction of	Commission file number	(IRS Employer
incorporation or organization)		Identification No.)

10280 Camino Santa Fe
San Diego, California 92121
(Address of principal executive offices)

(858) 625-2633
(Registrant's telephone number)
_______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     On February 7, 2008, Nitches, Inc. ("we," "us," "our," or the "Company"), filed a Current Report on Form 8-K (the "Original Filing") announcing that on February 1, 2008, the Company acquired all of the issued and outstanding shares of common stock of Back Woods Equipment Company, a Kansas corporation ("Backwoods"), from the sole stockholder of Backwoods, and, as a result, Backwoods became the Company's wholly-owned subsidiary as of February 1, 2008. In the Original Filing we stated that we would file the financial statements required to be filed pursuant to Item 9.01 of Current Report on Form 8-K by an amendment to the Original Filing within 71 days after the date the Original Filing must have been filed.

     After completing the requisite tests set forth in Rule 3-05 of Regulation S-X for determining whether Backwoods' financial statements were required to be filed, we have determined that Backwoods' financial statements are not required to be filed because none of the conditions specified in the definition of significant subsidiary in Rule 1-02(w) of Regulation S-X exceeds 20%. Therefore, we will not be filing Backwoods' financial statements by an amendment to the Original Filing, but rather Backwoods' operating results will be reflected in our consolidated financial statements in all future filings in which our consolidated financial statements are presented.

     For the sake of convenience, this Current Report on Form 8-K/A amends and restates the Original Filing in its entirety.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On February 1, 2008, Nitches, Inc., a California corporation ("we," "us," "our," or the "Company"), entered into a share exchange agreement (the "Exchange Agreement") with Jennifer Mull, the sole stockholder of Back Woods Equipment Company, a Kansas corporation ("Backwoods"). Under the terms of the Exchange Agreement, we issued 360,000 shares of our common stock to Ms. Mull in exchange for all of the outstanding shares of common stock of Backwoods. As a result, Backwoods became our wholly-owned subsidiary as of February 1, 2008.

     Prior to the transactions contemplated by the Exchange Agreement, neither we nor any of our affiliates, or any of our officers or directors or any associate of such officer or director, had a material relationship with Ms. Mull.

     The description of the terms of the Exchange Agreement is qualified by reference to the complete copy thereof which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.01. As described above in Item 1.01, effective February 1, 2008, we acquired Backwoods. We issued a press release related to the Backwoods acquisition, a copy of which is filed as an exhibit to this report and incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

     The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02. The 360,000 shares of common stock we issued to Ms. Mull were issued in a private placement under Section 4(2) of the Securities Act of 1933, as amended. The offering was not conducted in connection with a public offering, and no public solicitation or advertisement was made or relied upon by the investor in connection with the offering.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

No.	Description
10.1	Share Exchange Agreement dated February 1, 2008, by and between Nitches, Inc., a California corporation, and Jennifer Mull, an individual, and the sole stockholder of Back Woods Equipment Company, a Kansas corporation (1)
99.1	Press release issued on February 7, 2008 (1)
(1) Incorporated by reference to the registrants Current Report on Form 8-K filed on February 7, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NITCHES, INC.

Dated: March 24, 2008	By:	/s/ Steven P. Wyandt
Steven P. Wyandt
Chief Executive Officer